UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 17, 2019 (October 1, 2019)
___________
VIPER ENERGY PARTNERS LP
(Exact Name of Registrant as Specified in Charter)

DE		001-36505	46-5001985
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas
Suite 1200
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

As previously reported by Viper Energy Partners LP (the “Partnership”), a subsidiary of Diamondback Energy, Inc. (“Diamondback”), in its Current Report on Form 8-K filed on October 7, 2019 (the “Original Form 8-K”), the Partnership acquired certain mineral and royalty interests from subsidiaries of Diamondback for approximately 18.3 million of the its newly-issued Class B units, approximately 18.3 million newly-issued units of Viper Energy Partners LLC and $190.2 million in cash, after giving effect to closing adjustments for net title benefits (the “Drop-Down Acquisition”). Based on the volume weighted average sales price of the Partnership’s common units for the ten trading-day period ended July 26, 2019 of $30.07, the transaction was valued at $740.2 million. The mineral and royalty interests acquired in the Drop-Down Acquisition represent approximately 5,490 net royalty acres across the Midland and Delaware Basins, of which over 95% are operated by Diamondback, and have an average net royalty interest of approximately 3.2% (the “Drop-Down Assets”).
This Amendment to Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Original Form 8-K, the sole purpose of which is to provide the financial statements and pro forma financial information required by Item 9.01, which were excluded from the Original Form 8-K and are filed as exhibits hereto and are incorporated herein by reference. All other items in the Original Form 8-K remain the same and are hereby incorporated by reference into the Amendment.
Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
The audited statement of revenues and direct operating expenses for the nine months ended September 30, 2019, and the related notes thereto, for the Drop-Down Assets are filed as Exhibit 99.1 hereto and incorporated by reference into this Item 9.01(a).
(b) Pro Forma Financial Information.
The following unaudited pro forma financial information of the Partnership to give effect to the Drop-Down Acquisition is filed as Exhibit 99.2 hereto and incorporated by reference into this Item 9.01(b):

•	Unaudited pro forma combined balance sheet as of September 30, 2019; and

•	Unaudited pro forma combined statement of operations for the nine months ended September 30, 2019.

(d) Exhibits.

Number	Exhibit
23.1	Consent of Grant Thornton LLP.
99.1	Audited statement of revenues and direct operating expenses of the Drop-Down Assets for the nine months ended September 30, 2019.
99.2	Unaudited pro forma combined financial information of Viper Energy Partners LP.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

		By:	Viper Energy Partners GP LLC, its general partner
Date:	December 17, 2019

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary